UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 26, 2005
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                              0-22444                     25-1710500
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(State or other                  (Commission File Number)          (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                               15237
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(Address of principal executive offices)                              (Zip Code)



                                 (412) 364-1913
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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


Item 8.01 Other Events

On July 26, 2005, WVS Financial Corp. announced that its Board of Directors declared a quarterly cash dividend of $0.16 per share payable on August 18, 2005 to stockholders of record on August 8, 2005. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.


Item 9.01 Financial Statements and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits

      Exhibit 99 - Press Release, dated July 26, 2005.


This information, including the press release filed as Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.





















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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              WVS FINANCIAL CORP.



Dated:  July 26, 2005                         By:     /s/ David J. Bursic
                                                      -----------------------
                                                      David J. Bursic
                                                      President and
                                                      Chief Executive Officer























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